UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): May 24, 2023
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FIRST INTERSTATE BANCSYSTEM, INC.
(Exact name of registrant as specified in its charter)
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Delaware		001-34653	81-0331430
(State or other jurisdiction of incorporation or organization)		(Commission File No.)	(IRS Employer Identification No.)

401 North 31st Street
Billings,	MT		59101
(Address of principal executive offices)			(zip code)

(406)	255-5311
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

* * * * *
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.00001 par value	FIBK	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 3.03 Material Modifications to Rights of Security Holders.
At the annual meeting of shareholders of First Interstate BancSystem, Inc. (the “Company”) held on May 24, 2023 (the “Annual Meeting”), the Company’s shareholders approved the proposed change of the Company’s state of incorporation from Montana to Delaware (the “Conversion”) by means of a plan of domestication and conversion (the “Plan of Conversion”), as described in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission under cover of Schedule 14A on April 11, 2023, as modified, supplemented, amended or updated through the date of the Annual Meeting (the “Proxy Statement”). Pursuant to the Plan of Conversion, the Company effected the Conversion on May 25, 2023 by filing, among other things, a Certificate of Conversion and a Certificate of Incorporation with the Secretary of State of the state of Delaware (the “Certificate of Incorporation”), each of which were in substantially the form set forth in the Proxy Statement. Pursuant to the Plan of Conversion, the Company also adopted new Bylaws (the “Delaware Bylaws”), also in substantially the form set forth in the Proxy Statement.
At the effective time of the Conversion:
•The affairs of the Company ceased to be governed by the Montana Business Corporation Act, as amended, the Company’s previously existing Third Amended and Restated Articles of Incorporation, as amended, and the Company’s previously existing Fourth Amended and Restated Bylaws, as amended, and became governed by the General Corporation Law of the State of Delaware, the Certificate of Incorporation, and the Delaware Bylaws;
•The Company’s legal domicile changed from Montana to Delaware;
•The Company is considered to continue to be the same entity and continues with all of the same rights, privileges and powers;
•The Company continued to have the same name, possess all of the same properties, have all of the same debts, liabilities and obligations, and have the same officers and directors as immediately prior to the Conversion; and
•Each outstanding share of the Company’s Class A common stock became an outstanding share of common stock of the Company and each outstanding option, warrant or other right to acquire shares of the Company’s previously designated Class A common stock became an outstanding option, warrant or other right to acquire shares of common stock of the Company.
The Conversion did not result in any change in the business, physical location, management, assets, liabilities or net worth of the Company, nor did it result in any change in location of the Company’s current employees, including management. The Conversion did not affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under those material contractual arrangements will continue to be the rights and obligations of the Company in accordance with their terms. The daily business operations of the Company will continue as conducted prior to the Conversion. The financial condition and results of operations of the Company remain the same as immediately before the Conversion.
Certain rights of the Company’s shareholders changed as a result of the Conversion. A more detailed description of the Plan of Conversion, Certificate of Incorporation, Delaware Bylaws, and the effects of the Conversion, is set forth in Proposal Two of the Proxy Statement, the description with respect to which contained therein is incorporated herein by reference. Copies of the Plan of Conversion, Certificate of Incorporation, and Delaware Bylaws are filed as Exhibits 2.1, 3.1, and 3.2 to this Current Report on Form 8-K and incorporated herein by reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the Annual Meeting the Company’s shareholders, upon the recommendation of the Board of Directors (the “Board”), approved the First Interstate BancSystem, Inc. 2023 Equity and Incentive Plan (the “2023 Plan”). As a result of the Company’s shareholders approval of the 2023 Plan, no new awards will be granted under the First Interstate BancSystem, Inc. 2015 Equity and Incentive Plan (the “2015 Plan”). The 2015 Plan will, however, continue to govern outstanding equity awards made under the 2015 Plan.
A description of the material terms of the 2023 Plan is set forth in the Proxy Statement, and such description is qualified by reference to the full text of the 2023 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Effective May 24, 2023, pursuant to the 2023 Plan, the Company adopted (i) a form of Restricted Stock Unit Agreement (the “RSU Agreement”) to be used as the template for awards of restricted stock units (“RSUs”) and (ii) a form of Performance Restricted Stock Unit Agreement (the “PRSU Agreement”) to be used as the template for awards of performance restricted stock units (“PRSUs”), that may be granted to eligible participants under the 2023 Plan, unless otherwise determined by the Compensation Committee of the Board (the “Compensation Committee”).

Grants of RSUs that may be made under the 2023 Plan and form of RSU Agreement will be subject to time-based vesting restrictions. The time-based vesting restriction will be established as a period of three years, such that grants of RSUs will vest in substantially equal tranches on each of the first, second and third anniversaries of the grant date, in each case subject to the participant’s continuous employment through the vesting date (the “RSU Vesting Period”). Notwithstanding the foregoing, the RSU Vesting Period will, however, be accelerated and unvested RSUs will become fully vested if, prior to the expiration of the RSU Vesting Period, (i) the participant’s employment is terminated due to participant’s death or disability, (ii) the participant becomes retirement eligible by attaining the age of 65, (iii) the participant’s employment is terminated by the Company without cause or (iv) the participant terminates employment for good reason within 24 months following a change in control of the Company (each referred to as a “RSU Acceleration Event”).
On the date that the RSU Vesting Period restriction is satisfied or a RSU Acceleration Event occurs, the holder of RSUs will be entitled to receive (A) one share of common stock of the Company for each RSU that becomes vested, or, alternatively, in the Compensation Committee’s discretion, a lump sum cash payment equal to the fair market value of such shares of common stock and (B) a lump sum of cash equal to any RSU Dividend Equivalents (as defined below) credited with respect to such vested RSUs or, at the discretion of the Compensation Committee, shares of common stock of the Company having a fair market value equal to such RSU Dividend Equivalents, to be issued or paid out within 30 days following the expiration of the relevant RSU Vesting Period or the occurrence of a RSU Acceleration Event, as applicable (the date of such settlement and/or payment, the “RSU Distribution Date”).
Prior to the RSU Distribution Date, if the Company declares a cash or stock dividend on the shares of common stock of the Company, each holder of RSUs shall be entitled to receive an amount equal to the dividends that would have been paid to the holder of RSUs if one share of common stock of the Company had been issued on the grant date for each RSU (“RSU Dividend Equivalents”). RSU Dividend Equivalents shall be subject to the same RSU Vesting Period as the RSUs to which they are attributable and shall be paid on the same RSU Distribution Date that the RSUs to which they are attributable are settled or paid.
Grants of PRSUs that may be made under the 2023 Plan and form of PRSU Agreement will be subject to both time- and performance-based vesting restrictions. The time-based vesting restriction will be established at a period of three years from the date of grant (the “PRSU Time Vesting Period”), and a participant’s continuous employment is required throughout the PRSU Time Vesting Period for any payouts to be made to a participant in respect of the PRSUs. Notwithstanding the foregoing, the PRSU Time Vesting Period will, however, be accelerated and unvested PRSUs will become fully vested if, prior to the expiration of the PRSU Time Vesting Period, (i) the participant’s employment is terminated due to participant’s death or disability, (ii) the participant’s employment is terminated by the Company without cause or (iii) the participant terminates employment for good reason within 24 months following a change in control of the Company (each referred to as a “PRSU Acceleration Event”). In the event participant becomes retirement eligible by attaining the age of 65 and terminates employment prior to the expiration of the PRSU Time Vesting Period, the participant will remain entitled to receive PRSUs based on the level of attainment of Performance Targets as of the last day of the Performance Period (each as defined below) (the “Retirement Vesting Date”).
The performance-based vesting restriction (the “Performance Vesting”) will be based on a range of target percentile rankings, as compared to peer companies of the KBW Nasdaq Regional Banking Index (the “Comparator Companies”), tied to both total shareholder return (the “TSR Performance Target”) and adjusted return on average equity (the “Adjusted ROAE Performance Target” and, together with the TSR Performance Target, the “Performance Targets”), each to be measured over three calendar years, beginning with the full calendar year in which the PRSUs are granted (the “Performance Period”). The TSR Performance Target will be calculated using the average closing price of common stock for the 20 trading days immediately prior to the first day of the Performance Period and the last 20 trading days of the Performance Period. The Adjusted ROAE Performance Target is calculated by dividing Adjusted Net Income by Average Equity, using an average of the respective measures for each of the three calendar years of the Performance Period. “Adjusted Net Income” means pretax net income, minus non-recurring revenue items, plus non-recurring expense items, with non-recurring items being defined by S&P Global (or its successor). “Average Equity” means the company-reported average equity. The Performance Targets will be satisfied by the participant if (i) as of the last day of the Performance Period, the TSR Performance Target and the Adjusted ROAE Performance Target, weighted equally, equals or exceeds the applicable minimum percentile ranking as compared to the Comparator Companies, or (ii) prior to the expiration of the PRSU Time Vesting Period, there occurs a PRSU Acceleration Event.

On the date that both (i) the PRSU Time Vesting Period restriction and (ii) the Performance Vesting restrictions are satisfied (including by acceleration as described above), the holder of PRSUs will be entitled to receive: (A) that number of shares of common stock of the Company, if any, determined by multiplying the aggregate number of PRSUs subject to the PRSU Agreement by a percentage from 50% to 200% (each, a “Payout Percentage”) that corresponds to the highest Performance Targets achieved, with the TSR Performance Target and the Adjusted ROAE Performance Target weighted equally, unless determined otherwise by the Compensation Committee, or, alternatively, in the Compensation Committee’s discretion, a lump sum cash payment equal to the fair market value of such shares of common stock and (B) a lump sum of cash equal to any PRSU Dividend Equivalents (as defined below) credited with respect to such vested PRSUs or, at the discretion of the Compensation Committee, shares of common stock of the Company having a fair market value equal to such PRSU Dividend Equivalents, to be issued or paid out within 45 days following the expiration of the PRSU Vesting Period, the Retirement Vesting Date or the occurrence of a PRSU Acceleration Event, as applicable (the date of such settlement and/or payment, the “PRSU Distribution Date”).
Prior to the PRSU Distribution Date, if the Company declares a cash or stock dividend on the shares of common stock of the Company, each holder of PRSUs shall be entitled to receive an amount equal to the dividends that would have been paid to the holder of PRSUs if one share of common stock of the Company had been issued on the grant date for each PRSU that becomes issuable to participant as of the PRSU Distribution Date (“PRSU Dividend Equivalents”). PRSU Dividend Equivalents shall be subject to the same PRSU Vesting Period as the PRSUs to which they are attributable and shall be paid on the same PRSU Distribution Date that the PRSUs to which they are attributable are settled or paid.
In addition, each of the RSU Agreement and PRSU Agreement provides for certain non-solicitation covenants for 12 months following a participant’s termination of employment (the “Period of Restriction”).
The foregoing description is a summary only of material terms of the form of RSU Agreement and PRSU Agreement. The RSU Agreement and the PRSU Agreement are each filed as Exhibit 10.2 and 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference. Investors and other interested parties are encouraged to read each of the form of RSU Agreement and PRSU Agreement in its entirety because it contains important information not summarized above.
Contingent on the receipt of shareholder approval of the 2023 Plan, on March 15, 2023, the Company granted RSUs, which vest in three equal installments on each of March 15, 2024, March 15, 2025 and March 15, 2026, and PRSUs, which vest on March 15, 2026, to each of the following executive officers:

Name of Executive Officer	Number of RSUs	Number of PRSUs
Kristina Robbins	3,153	4,729
Scott E. Erkonen	2,791	4,187
Kirk D. Jensen	3,704	5,556
Karlyn M. Knieriem	3,179	4,768
Marcy D. Mutch	6,929	10,393
Lorrie Asker	2,566	3,849
Kevin P. Riley	30,137	45,206
The number of PRSUs awarded to each of the executive officers above assumes Performance Targets achieved that correspond to a 100% Payout Percentage. As described above, the settlement and/or payout, if any, to each of the executive officers under the RSUs and PRSUs will not be made until the expiration of the applicable RSU Vesting Period and PRSU Time Vesting Period, respectively, subject to the above discussed possible acceleration of such vesting periods.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As a result of the Conversion, the Company has adopted a Certificate of Incorporation and Delaware Bylaws. The Certificate of Incorporation and the Delaware Bylaws are each filed as Exhibit 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.
Item 5.07 Submission of Matters to Vote of Security Holders.
On May 24, 2023, the Company held the Annual Meeting. The proposals voted upon at the Annual Meeting and the final voting results for each proposal are as follows.
Proposal No. 1 - To elect as Class II directors the nominees proposed by the Board, to three-year terms expiring in 2026, or until their respective successors have been elected and qualified.

Name of Nominee	For	Against	Abstentions	Broker Non-Votes
Alice S. Cho	87,406,970	560,802	174,014	6,251,275
Thomas E. Henning	87,341,873	611,595	188,318	6,251,275
Dennis L. Johnson	87,272,021	681,682	188,083	6,251,275
Patricia L. Moss	74,816,155	13,150,439	175,192	6,251,275
Daniel A. Rykhus	82,517,389	5,431,805	192,592	6,251,275

Proposal No. 2 - To approve a Plan of Domestication and Conversion to change the Company’s state of incorporation from Montana to Delaware.

For	Against	Abstentions	Broker Non-Votes
82,995,391	4,927,538	218,857	6,251,275
Proposal No. 3 - To approve the Company’s 2023 Equity and Incentive Plan

For	Against	Abstentions	Broker Non-Votes
84,483,329	3,364,502	293,955	6,251,275

Proposal No. 4 - To approve, on an advisory basis, the compensation of the Company’s Named Executive Officers.

For	Against	Abstentions	Broker Non-Votes
80,922,809	6,832,586	386,391	6,251,275

Proposal No. 5 - To approve, on an advisory basis, the frequency of future advisory votes on compensation of the Company’s Named Executive Officers.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
84,262,537	122,906	3,100,945	655,398	6,251,275

Proposal No. 6 - To ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

For	Against	Abstentions	Broker Non-Votes
93,355,182	427,237	610,642	—

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit Description

2.1	Plan of Conversion

3.1	Certificate of Incorporation

3.2	Bylaws (incorporated by reference to Exhibit B of Appendix B to the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 11, 2023)

10.1	2023 Equity and Incentive Plan (incorporated by reference to Appendix C to the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 11, 2023)

10.2	Form of Restricted Stock Unit Grant Agreement

10.3	Form of Performance Restricted Stock Unit Grant Agreement

104	Cover Page Interactive Data File (formatted as inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 25, 2023

FIRST INTERSTATE BANCSYSTEM, INC.

By:	/s/ KEVIN P. RILEY
Kevin P. Riley
President and Chief Executive Officer